Exhibit 99.1
Audited Combined Financial Statements

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

Year ended March, 31 2021

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

CONTENTS

Pages

REPORT OF INDEPENDENT AUDITORS	1

AUDITED COMBINED FINANCIAL STATEMENTS
Combined balance sheet	2
Combined statement of comprehensive income	3
Combined statement of changes in stockholders' equity	4
Combined statement of cash flows	5
Notes to combined financial statements	6 - 15

Report of Independent Auditors

To the Board of Directors and Shareholders of Full Fortune Worldwide Limited, Full Fortune Intellectual Limited and Full Fortune Online Limited

We have audited the accompanying combined financial statements of Full Fortune Worldwide Limited, Full Fortune Intellectual Limited and Full Fortune Online Limited (the "Group"), which comprise the combined balance sheet as of March 31, 2021, and the related combined statement of comprehensive income, changes in stockholders' equity and cash flows for the year then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free of material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Group at March 31, 2021, and the combined results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young
Hong Kong, the People’s Republic of China
April 29, 2022

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

COMBINED BALANCE SHEET

	Notes	As of March 31, 2021
		US$
ASSETS
Current assets:
Cash and cash equivalents		37,563,915
Accounts receivable		18,230,198
Prepaid expenses and other assets		1,693,677
Total current assets		57,487,790
Non-current assets:
Intangible assets	3	3,026,426
Total non-current assets		3,026,426

Total assets		60,514,216

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable		1,444,733
Accrued expenses and other liabilities		1,509,365
Amount due to a related party	4	2,057
Income tax payable		9,399,477
Total current liabilities		12,355,632
Commitments and contingencies	7
Non-current liabilities:
Deferred tax liabilities	6	99,872
Total non-current liabilities		99,872

Total liabilities		12,455,504
Stockholders’ equity:
Common stock		3,840
Retained earnings		48,054,872
Total stockholders’ equity		48,058,712

Total liabilities and stockholders’ equity		60,514,216

The accompanying notes are an integral part of these combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

COMBINED STATEMENT OF COMPREHENSIVE INCOME

	Notes	For the year ended March 31, 2021
		US$

Revenues		150,322,925
Cost of sales		(91,311,870)
Gross profit		59,011,055
Selling and administrative expenses		(1,932,240)
Other income, net	5	495,406
Income before income taxes		57,574,221
Income taxes	6	(9,499,349)
Net income and total comprehensive income		48,074,872

The accompanying notes are an integral part of these combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

	Note	Common stock	Retained earnings	Total stockholders’ equity
		US$	US$	US$

Balance as of April 1, 2020		2,560	—	2,560
Issuance of ordinary shares		1,280	—	1,280
Net income		—	48,074,872	48,074,872
Dividends	4	—	(20,000)	(20,000)
Balance as of March 31, 2021		3,840	48,054,872	48,058,712

The accompanying notes are an integral part of these combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

COMBINED STATEMENT OF CASH FLOWS

	Notes	For the year ended March 31, 2021
		US$
CASH FLOWS FROM OPERATING ACTIVITIES
Net income		48,074,872
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax expense		99,872

Changes in operating assets and liabilities:
Accounts receivable		(18,230,198)
Prepaid expenses and other assets		(1,693,677)
Accounts payable		1,444,733
Accrued expenses and other liabilities	3	1,009,365
Amount due to a related party	4	2,560
Amount due from a related party	4	2,057
Income tax payable		9,399,477

Net cash provided by operating activities		40,109,061

CASH FLOW FROM INVESTING ACTIVITIES
Addition to intangible assets	3	(2,526,426)
Net cash used in investing activities		(2,526,426)

CASH FLOW FROM FINANCING ACTIVITIES
Issuance of ordinary shares		1,280
Payment of dividends	4	(20,000)
Net cash used in financing activities		(18,720)

NET INCREASE IN CASH AND CASH EQUIVALENTS		37,563,915
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR		—
CASH AND CASH EQUIVALENTS AT THE END OF YEAR		37,563,915

The accompanying notes are an integral part of these combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
1.    ORGANIZATION AND BASIS OF PREPARATION

Full Fortune Worldwide Limited, Full Fortune Intellectual Limited and Full Fortune Online Limited (collectively known as the “Full Fortune Entities” or the “Group”) were incorporated in Hong Kong on March 10, 2020, March 10, 2020 and March 29, 2021, respectively, and were wholly and directly owned upon their respective incorporation by Full Fortune Wealth Limited (“FF Wealth”), a private company incorporated in Hong Kong. During the current year, the principal activities of the Group were the design and trading of leisure footwear.

On February 17, 2022, the Full Fortune Entities were acquired by Crocs Malta Holdings Ltd, a wholly owned subsidiary of Crocs, Inc., a United States of America (“U.S.”) Securities and Exchange Commission registrant.

The accompanying combined financial statements and related notes are presented in accordance with generally accepted accounting principles in the U.S. (“U.S. GAAP”). The combined financial statements include the accounts of the Full Fortune Entities. During the year ended March 31, 2021, the Full Fortune Entities were under common control of FF Wealth. Significant intercompany transactions and balances have been eliminated on combination. These financial statements are presented in United States dollars (“US$”), which is also the functional currency of the Group.

2.1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
The preparation of the combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the year. Significant estimates reflected in the Group's combined financial statements include, but are not limited to, tax provision. Management bases its estimates on historical experience and on various other market-specific and relevant assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
2.1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and cash equivalents
Cash and cash equivalents consist of cash on hand which are unrestricted as to withdrawal or use.

Accounts receivable
Accounts receivable are stated at invoiced amount, net of allowance for doubtful accounts. The Group estimates an allowance for doubtful accounts based upon the collectability of the receivables in light of historical trends, reasonable and supportable information of the customers' economic conditions that may affect the customers' ability to pay and prevailing economic conditions. This evaluation is done in order to identify issues that may impact the collectability of receivables and related estimated required allowance. Revisions to the allowance are recorded as an adjustment to bad debt expense. After appropriate collection efforts are exhausted, specific accounts receivable deemed to be uncollectible are charged against the allowance in the period they are deemed uncollectible. Recoveries of accounts receivable previously written-off are recorded as credits to bad debt expense. No allowance for doubtful accounts was recorded as of March 31, 2021.

Indefinite-lived intangible assets
Indefinite-lived intangible assets primarily consist of acquired trademarks. Such indefinite-lived intangible assets are assessed for impairment at least annually. The Group generally performs its annual indefinite-lived intangible assets impairment analyses using a qualitative approach to determine whether it is more likely than not that the fair values of such assets are less than their respective carrying values. If, based on the results of the qualitative assessment, it is concluded that it is not more likely than not that the fair value of the asset exceeds its carrying value, a quantitative test is performed. Under the quantitative test, if the carrying value of the asset exceeds its fair value, an impairment loss is recognised in the amount of the excess.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
2.1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income tax
The Group accounts for income taxes using the liability approach and recognizes deferred tax assets and liabilities for the expected future consequences of events that have been recognized in the combined financial statements or in the Group's tax returns. Deferred tax assets and liabilities are recognized on the basis of the temporary differences that exist between the tax basis of assets and liabilities and their reported amounts in the combined financial statements using enacted tax rates in effect for the year in which the differences are expected to reverse. Changes in deferred tax assets and liabilities are recorded in earnings. Deferred tax assets are reduced by a valuation allowance through a charge to income tax expense when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. Potential for recovery of deferred tax assets is evaluated by estimating the future taxable profits expected and considering prudent and feasible tax planning strategies. The components of the deferred tax assets and liabilities are classified as non-current.

The Group accounts for uncertainty in income taxes recognized in the combined financial statements by applying a two-step process to determine the amount of the benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination by the taxing authorities. If the tax position is deemed more-likely-than-not to be sustained (defined as a likelihood of more than fifty percent of being sustained upon an audit, based on the technical merits of the tax position), the tax position is then assessed to determine the amount of benefits to recognize in the combined financial statements. The amount of the benefits that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Group did not recognize any income tax due to uncertain tax position or incur any interest and penalties related to potential underpaid income tax expenses for the year ended March 31, 2021.

Revenue recognition
The Group adopted ASC 606, Revenue from Contracts with Customers using the full retrospective method on April 1, 2020. Revenue transactions associated with the sale of footwear is a single performance obligation, which consists of the sale of products to wholesale customers. The Group satisfies the performance obligation and records revenues at a point in time when transfer of control to the customers has occurred, based on the terms of sale. A customer is considered to have control once they are able to direct the use of and obtain substantially all of the benefits of the product. Control is transferred upon shipment.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
2.1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cost of sales
Cost of sales consists of purchase costs of footwear from the suppliers, commissions for procurement, design fee and expenses incurred for quality control of footwear.

Advertising expenses
Advertising expenses represents expenses relating to the marketing of the Group's offline sales channels. Advertising expenses are charged to “Selling and administrative expenses” as incurred which amounted to US$228,429 for the year ended March 31, 2021.

Contract liabilities
Contract liabilities represents cash payments received in advance of the Group's transfer of control of products to its customers. Contract liabilities are recognised as revenue when the Group performs under the contract (i.e., transfers control of the related goods or services to the customer).  At March 31, 2021, US$911,855 of deferred revenues associated with advance customer deposits were reported in “Accrued expenses and other liabilities” in the combined balance sheet.

Employee benefits
All eligible employees of the Group are entitled to staff welfare benefits including medical care and pension benefits through a mandatory provident fund scheme under the Mandatory Provident Fund Schemes Ordinance in Hong Kong. The Group is required to make contributions to the plan based on a percentage of the employees' basic salaries and are charged to “Selling and administrative expenses” as and when the contributions fall due. The Group recorded employee benefit expenses of US$10,556 for the year ended March 31, 2021.

Leases
Leases where substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Rental costs applicable to such operating leases are recognized on a straight-line basis over the lease term. Certain of the operating lease agreements contain rent holidays. Rent holidays are considered in determining the straight-line rent expense to be recorded over the lease term.

Foreign currency transaction
The Group's functional and reporting currency is US$. Transactions denominated in foreign currencies are measured at the exchange rates prevailing on the transaction dates. Monetary assets and liabilities denominated in foreign currencies are remeasured at the exchange rates prevailing at the balance sheet date. Non-monetary items that are measured in terms of historical cost in foreign currency are remeasured using the exchange rates at the dates of the initial transactions. Exchange gains and losses are included in "Other income, net" in the combined statement of comprehensive income.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
2.1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value measurements of financial instruments
The carrying amounts of cash and cash equivalents, accounts receivable, other assets, amount due to a related party, accounts payable, and financial liabilities included in accrued expense and other liabilities approximate to their to fair values due to the short term maturity of these financial instruments.

2.2    CONCENTRATION OF RISKS

Concentration of credit risk
Financial instruments that potentially subject the Group to significant concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. As of March 31, 2021, all cash and cash equivalents were held by financial institutions located in Hong Kong, which management believes are of high credit quality. Accounts receivable are typically unsecured and derived from revenue earned from customers in the U.S., which are exposed to credit risk. The risk is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.

During the year ended and as of March 31, 2021, 86.6% of revenue and 97.5% of the total accounts receivable were due from a customer, Lucky Top Inc.

Business and economic risks
The Group believes that changes in the following areas could have a material adverse effect on the Group's future financial position, results of operations or cash flows: changes in the overall demand for the Group's products; competitive pressures due to new entrants; strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group's ability to attract and retain employees necessary to support its growth.

Impact of the outbreak of Coronavirus disease ("COVID-19")
During the year ended March 31, 2021, COVID-19 has not had a material impact to the Group's operations.

There are still uncertainties of COVID-19's future impact, and the extent of the impact will depend on a number of factors, including the duration and severity of COVID-19, the development and progress of distribution of COVID-19 vaccine and other medical treatment, the potential change in user behavior, especially on internet usage due to the prolonged impact of COVID-19, the actions taken by government authorities, particularly to contain the outbreak, stimulate the economy to improve business condition especially for small and medium enterprises, almost all of which are beyond the Group's control.

Management will continuously assess the impact of COVID-19 on the Group's operations and financial position and closely monitor the Group's exposure to the risks and uncertainties in connection with COVID-19.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
2.3    RECENT ACCOUNTING PRONOUNCEMENTS

(i)Leases
In February 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2016-02, Leases (Topic 842) ("ASU 2016-02"). ASU 2016-02 modifies existing guidance for off-balance sheet treatment of a lessees' operating leases by requiring lessees to recognise lease assets and lease liabilities. Under ASU 2016-02, lessor accounting is largely unchanged. ASU 2016-02 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020.

In June 2020, the FASB issued ASU No 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for certain entities, and private companies that have not yet issued (or made available for issuance) financial statements are now required to adopt the new leases standard for annual reporting periods beginning after December 15, 2021 and interim reporting periods in annual reporting periods beginning after December 15, 2022. Early adoption is permitted. The Group does not plan to early adopt the standard and it is in the process of evaluating the impact adopting this new standard will have on its combined financial statements.

(ii)Measurement of credit losses on financial instruments
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments ("ASU 2016-13"). ASU 2016-13 changes the impairment model for most financial assets and certain other instruments. The standard will replace "incurred loss" approach with an "expected loss" model for instruments measured at amortised cost. The standard is effective for the private companies for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years, with early adoption permitted. The Group does not plan to early adopt the standard and it is in the process of evaluating the impact adopting this new standard will have on its combined financial statements.

(iii)Simplifying the Accounting for Income Taxes
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. This update simplifies the accounting for income taxes as part of the FASB's overall initiative to reduce complexity in accounting standards. The amendments include removal of certain exceptions to the general principles of ASC 740, Income taxes, and simplification in several other areas such as accounting for a franchise tax (or similar tax) that is partially based on income. The update will be effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early adoption is permitted. Certain amendments in this update should be applied retrospectively or modified retrospectively, while all other amendments should be applied prospectively. The Group does not plan to early adopt the standard and it is in the process of evaluating the impact adopting this new standard will have on its combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
3.    ASSET ACQUISITION

In April 2020, the Group acquired certain indefinite-lived intangible assets, including trademarks and internet domain names, from Full Fortune Brands Limited for a cash consideration of US$3,000,000 and accounted for this transaction as an asset acquisition.

As of March 31, 2021
US$

Trademarks	3,026,426

No impairment losses were recognized for the year ended March 31, 2021.

As of March 31, 2021, US$500,000 of the total consideration remains outstanding and is recorded in “Accrued expenses and other liabilities” in the combined balance sheet.

4.    RELATED PARTY TRANSACTIONS

During the year ended March 31, 2021, Full Fortune Intellectual Limited declared an interim dividend of US$2 per ordinary share, totaling US$20,000, to FF Wealth.

As of March 31, 2020, proceeds amounting to US$2,560 for the issuance of common stock was due from FF Wealth. During the year ended March 31, 2021, FF Wealth paid the proceeds due in full.

During the year ended March 31, 2021, a director settled expenses of US$2,057 on behalf of the Group. As of March 31, 2021, the outstanding balance amounting to US$2,057 is unsecured, interest-free and repayable on demand.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
5.    OTHER INCOME, NET

Other income, net consist of the following:

For the year ended March 31, 2021
US$

Foreign exchange difference, net	468,507
Other gain	26,880
Bank interest income	19
495,406

6.    TAXATION

Hong Kong
The Group was incorporated in Hong Kong and is subject to income tax at the rate of 16.5% on the estimated assessable profits arising in Hong Kong.

The current and deferred components of income tax expense appearing in the combined statement of comprehensive income is as follows:

For the year ended March 31, 2021
US$

Current income tax expense	9,399,477
Deferred income tax expense	99,872
Total income tax expense	9,499,349

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)
6.    TAXATION (continued)

The significant components of deferred taxes is as follows:

As of March 31, 2021
US$

Non-current deferred tax liabilities
Intangible assets arising from asset acquisition	99,872
Net deferred tax liabilities	99,872

The reconciliation of tax computed by applying the Hong Kong statutory tax rate of 16.5% to income tax expenses is as follows:

For the year ended March 31, 2021
US$

Income before income taxes	57,574,221

Income tax computed at the statutory tax rate of 16.5%	9,499,746
Non-taxable income	(3)
Non-deductible expenses	17,255
Lower tax rate enacted by local authority	(21,271)
Others	3,622

Income tax expenses	9,499,349

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Expressed in U.S. dollars (“US$”), except for number of shares)

7.    COMMITMENTS AND CONTINGENCIES

Commitments

The Group leases offices and apartment under operating leases. The leases were negotiated for terms ranging from 1 to 2 years.

At March 31, 2021, the total future minimum lease payments under non-cancellable operating leases are payable as follows:

US$
Within 1 year	240,671
After 1 year but within 2 years	88,711
329,382

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. For the year ended March 31, 2021, total rental expenses for all operating leases amounted to approximately US$130,291.

Contingencies

The Group is currently not involved in any legal or administrative proceedings that may have a material adverse impact on the Group's business, financial position or results of operations.

8.    SUBSEQUENT EVENTS

In preparing the audited combined financial statements, the Group has evaluated events and transactions for potential recognition and disclosure through April 29, 2022, the date the combined financial statements were available to be issued.

Subsequent to March 31, 2021, Full Fortune Worldwide Limited declared interim dividends of US$1,000,000, US$5,000,000 and US$93,800,000 to FF Wealth, which were settled in August 2021, December 2021 and February 2022, respectively.

Subsequent to March 31, 2021, Full Fortune Intellectual Limited declared interim dividends of US$1,000,000, US$5,000,000 and US$750,000 to FF Wealth, which were settled in November 2021, December 2021 and February 2022, respectively.